AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 23, 1998.

                                                  REGISTRATION NOS. 2-84470

                                                                   811-3770
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES
              ACT OF 1933                                        [X]

            PRE-EFFECTIVE AMENDMENT NO.                          [_]

            POST-EFFECTIVE AMENDMENT NO. 27                      [X]

            AND/OR                                               [_]

            REGISTRATION STATEMENT UNDER THE INVESTMENT
              COMPANY ACT OF 1940
                                                                [X]

            AMENDMENT NO. 28                                    [X]

                         NUVEEN TAXABLE FUNDS INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

 333 West Wacker Drive, Chicago, Illinois                 60606
 (Address of Principal Executive Office)               (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 917-7700

                               With copies to:

 Gifford R. Zimmerman, Esq.      Janet D. Olsen          Thomas S. Harman
Vice President and Secretary   Bell, Boyd & Lloyd   Morgan, Lewis & Bockius LLP
   333 West Wacker Drive        70 W. Madison St.       1800 M Street, N.W.
  Chicago, Illinois 60606       Chicago, IL 60602      Washington, DC 20036
   (Name and Address of
    Agent for Service)

[_] Immediately upon filing pursuant to         [_] on (date) pursuant to para-
    paragraph (b)                                   graph (a)(1)
                                                [_] 75 days after filing
[_] on (date) pursuant to paragraph (b)             pursuant to paragraph
[X] 60 days after filing pursuant to                (a)(2)
    paragraph (a)(1)                            [_] on (date) pursuant to para-
                                                    graph (a)(2) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NUVEEN

Mutual Funds
December 31, 1998

Prospectus


A balanced portfolio of quality bonds and stocks for investors seeking attractive income with some opportunity for capital growth.


Dividend and Growth Fund


NOT FDIC-    May lose value
INSURED      No bank guarantee


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

Table of Contents

Section 1 The Fund

This section provides you with an overview of the fund including investment objectives, portfolio holdings and historical performance information.

Introduction                                                                   1
--------------------------------------------------------------------------------
Nuveen Dividend and Growth Fund                                                2
--------------------------------------------------------------------------------
Summary of Fund Expenses                                                       3
--------------------------------------------------------------------------------

Section 2 How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                           4
--------------------------------------------------------------------------------
Management Fees                                                                4
--------------------------------------------------------------------------------
What Securities We Invest In                                                   5
--------------------------------------------------------------------------------
How We Select Investments                                                      6
--------------------------------------------------------------------------------
What the Risks Are                                                             7
--------------------------------------------------------------------------------
How We Manage Risk                                                             8
--------------------------------------------------------------------------------

Section 3 How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

How to Choose a Share Class                                                   10
--------------------------------------------------------------------------------
How to Reduce Your Sales Charge                                               12
--------------------------------------------------------------------------------
How to Buy Shares                                                             12
--------------------------------------------------------------------------------
Systematic Investing                                                          13
--------------------------------------------------------------------------------
Systematic Withdrawal                                                         14
--------------------------------------------------------------------------------
Special Services                                                              14
--------------------------------------------------------------------------------
How to Sell Shares                                                            15
--------------------------------------------------------------------------------

Section 4 General Information

This section summarizes the fund's distribution policies and other general fund information.

Distributions and Taxes                                                       17
--------------------------------------------------------------------------------
Distribution and Service Plans                                                18
--------------------------------------------------------------------------------
Net Asset Value                                                               18
--------------------------------------------------------------------------------
Fund Service Providers                                                        19
--------------------------------------------------------------------------------

Section 5 Financial Highlights

This section provides the fund's financial performance for the past 5 years.

Nuveen Dividend and Growth Fund                                               20
--------------------------------------------------------------------------------

                                                           December 31, 1998

Section 1 The Fund


                        Nuveen Dividend and Growth Fund


Introduction

This prospectus is intended to provide important information to help you evaluate whether the fund may be right for you. Please read it carefully before investing and keep it for future reference.

Current Income with Capital Appreciation Potential

Even for investors whose primary need is current income, a measure of growth potential is important for achieving long-term financial security. Growth potential helps over time to protect against inflation and preserve capital, which is the source of future earnings power.

Investors seeking attractive current income and capital appreciation potential in a single investment should consider the Nuveen Dividend and Growth Fund. The fund utilizes a value-oriented strategy in selecting bonds with attractive yields and appreciation potential and stocks of well-known companies that offer high current income and good relative value.

To learn more about how Nuveen Mutual Funds can help you achieve your financial goals, talk with your financial adviser. Or call us at (800) 257-8787 for more information.

                                                            Section 1 The Fund 1

                        Nuveen Dividend and Growth Fund


Fund Overview

Investment Objective

The investment objective of the fund is to seek current income and long-term growth of income and capital, with capital appreciation as a secondary objective.

How the Fund Pursues Its Objective

We invest the majority of fund assets primarily in fixed-income securities with varying maturities. A majority of these securities are investment grade quality. Up to 35% of these fixed-income securities may be below investment grade quality (but not below B in quality). The securities though subject to greater risk, should provide higher income. We look for fixed-income securities that appear especially attractive on a relative value basis, and concentrate on those that we believe offer the best balance of current income and capital preservation potential.

We invest the balance of fund assets primarily in stocks of established, well-known companies. We concentrate on stocks we believe represent excellent relative value and offer high current income or attractive appreciation potential.

What are the Risks of Investing in the Fund?

An investment in the fund is subject to market risk, interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest; lower rated bonds, commonly referred to as "high-yield," "high risk" or "junk" bonds, are speculative and generally carry greater credit risk. Market risk is the risk that a particular stock, or stocks in general, may fall in value. As with any investment, loss of money is a risk of investing.

Is This Fund Right For You?

The fund may be appropriate for you if you are seeking:

  .  attractive current income with some long-term growth potential;

  .  a substantial measure of protection against inflation;

  .  the convenience of a balanced portfolio in a single investment;

You should not invest in this fund if you are:

  .  unwilling to accept share price fluctuation;

  .  investing to meet short-term financial goals.

How the Fund Has Performed+

The fund's investment adviser is Nuveen Advisory Corp. ("NAC"). The chart and table below illustrate annual fund returns for each of the past ten years as well as fund, fund index and market benchmark annualized returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently the potential rewards and risks of a fund investment).

Total Returns*

                            Class A Annual Returns

                             [GRAPH APPEARS HERE]

                            1988            -15.4%
                            1989              5.3%
                            1990             -1.4%
                            1991             10.8%
                            1992              8.5%
                            1993             11.1%
                            1994             -7.2%
                            1995             26.8%
                            1996              6.5%
                            1997             23.6%

*The year-to-date return as of 9/30/98 was 2.78%.

For the ten years ending December 31, 1997, the fund's highest and lowest quarterly returns were 13.24% and (7.45)%, respectively for the quarters ending 12/31/97 and 6/30/88. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does. The fund's past performance is not an indication of how the fund will perform in the future.

                                              Average Annual Total Returns for
                                            the Periods Ending December 31, 1997
                                            ------------------------------------
Class                                       1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Class A                                     18.41%         10.52%          5.69%
Class B                                      --             --              --
Class C                                     23.02%         10.87%           --
Class R                                      --             --              --
--------------------------------------------------------------------------------
Lipper Income Index/1/                      18.45%         12.26%           --
LB Aggregate Bond/1/                         9.65%          7.48%          9.18%
S&P 500/1/                                  33.36%         20.27%         18.05%
Market Benchmark/1/                         16.55%         11.27%         11.89%

+ The fund's current investment strategy was adopted in December 1998. The fund was a corporate cash management fund through June 1991, and was a utility income fund from July 1991 through December 1998.

2 Section 1 The Fund

What are the Costs of Investing?


Shareholder Transaction Expenses/2/
Paid Directly From Your Investment
Share Class                                   A        B        C       R/3/
------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchase                                  5.75%/4/ None     None     None
 ..............................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                      None     None     None     None
 ..............................................................................
Exchange Fees                                None     None     None     None
 ..............................................................................
Deferred Sales Charge/5/                     None/4/     5%/6/    1%/7/ None
 ..............................................................................

Annual Fund Operating Expenses/8/

Paid From Fund Assets
Share Class                                    A        B        C        R
------------------------------------------------------------------------------
Management Fees                              0.75%    0.75%    0.75%    0.75%
 ..............................................................................
12b-1 Distribution and Service Fees          0.25%    1.00%    1.00%      --%
 ..............................................................................
Other Expenses                               0.65%    0.65%    0.65%    0.65%
------------------------------------------------------------------------------
Total Annual Fund Operating
Expenses-Gross+                              1.65%    2.40%    2.40%    1.40%

+After Expense Reimbursements
 ..............................................................................
Reimbursements                              (0.45%)  (0.45%)  (0.45%)  (0.45%)
------------------------------------------------------------------------------
Total Annual Fund Operating Expenses-Net     1.20%    1.95%    1.95%    0.95%
 ..............................................................................

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                      Redemption                     No Redemption
Share Class   A        B       C       R       A       B       C       R
---------------------------------------------------------------------------
 1 Year     $  684   $  636  $  243  $  143  $  684  $  243  $  243  $  143
 ...........................................................................
 3 Years    $1,018   $1,060  $  748  $  443  $1,018  $  748  $  748  $  443
 ...........................................................................
 5 Years    $1,375   $1,391  $1,280  $  766  $1,375  $1,280  $1,280  $  766
 ...........................................................................
10 Years    $2,377   $2,550  $2,736  $1,680  $2,377  $2,550  $2,736  $1,680
 ...........................................................................

1. The table reflects returns of the Lipper Income Index, Lehman Brothers Aggregate Bond Index, Standard & Poor's 500 Index and a market benchmark comprised of a 70% weighting in the LB Aggregate Bond Index and 30% weighting in the S&P 500 Index. Returns assume reinvestment of dividends, but do not include any brokerage commissions or sales charges.

How the Fund Is Invested (as of 11/30/98)

Portfolio Statistics

Weighted Average Maturity (Fixed-Income)  15.9 years
 .........................................................
Weighted Average Duration (Fixed-Income)   7.2 years
 .........................................................
Average Market Capitalization (Stocks)      $20.9 billion
 .........................................................
Average P/E (Stocks)                         20.1
 .........................................................

Credit Quality (Fixed-Income)/9/
AAA                                       10.6%
 .........................................................
AA                                         9.6%
 .........................................................
A                                         35.3%
 .........................................................
BBB                                       39.0%
 .........................................................
BB                                         5.5%
 .........................................................

Top 5 Stock Holdings/10/
Ameritech Corporation                      6.7%
 .........................................................
Carolina Power & Light                     6.5%
 .........................................................
Sprint Corp (FON Group)                    6.0%
 .........................................................
DPL Inc.                                    5.1%
 .........................................................


2. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

5.  As a percentage of lesser of purchase price or redemption proceeds.

6. Class B shares redeemed within six years of purchase bear a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth, and 1% during the sixth year.

7.  Class C shares redeemed within one year of purchase bear a 1% CDSC.

8. Management and 12b-1 fee rates reflect increases effective on December 31, 1998. "Other Expenses" are based on actual fund expenses for the fiscal year ended 6/30/98. Long-term Class B and C investors may pay more in 12b-1 distribution fees and CDSCs than the economic equivalent of the maximum permitted front-end sales charge. The adviser, pursuant to a contractual arrangement, will reimburse expenses through July 31, 1999 to prevent "Total Annual Fund Operating Expenses" (excluding distribution or service fees and extraordinary expenses) from exceeding 0.95% of average net assets.

9.  As a percentage of the fund's fixed-income holdings. Holdings may vary.

10. As a percentage of the fund's stock holdings. Holdings may vary.


                                                          Section 1 The Fund   3

Section 2  How We Manage Your Money

To help you understand the fund better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Fund

Nuveen Advisory Corp. ("NAC"), 333 West Wacker Drive, Chicago, IL 60606, serves as the investment adviser to the fund. In this capacity, NAC is responsible for the selection and on-going monitoring of the securities in the fund's investment portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. NAC is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen").

Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have more than $50 billion in assets under management. Today it offers a broad range of quality investments designed for individuals seeking to build and maintain wealth.

Overall investment management strategy and operating policies for the fund are set by Nuveen's Investment Policy Committee. This committee is comprised of the principal executive officers and portfolio managers of NAC and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the bond markets in particular. Day-to-day operation of the fund and the execution of its specific investment strategies is the responsibility of Richard A. Huber. Mr. Huber is a Vice President of NAC and of the fund. Mr. Huber previously was a Vice President and portfolio manager of Flagship Financial, and he currently manages investments for six Nuveen-sponsored investment companies.

Management Fees

For providing these services, NAC is paid an annual fund management fee according to the following schedule:

Average Daily Net Asset Value                              Management Fee
For the first $125 million                                         0.7500%
 ..........................................................................
For the next $125 million                                          0.7375%
 ..........................................................................
For the next $250 million                                          0.7250%
 ..........................................................................
For the next $500 million                                          0.7125%
 ..........................................................................
For the next $1 billion                                            0.7000%
 ..........................................................................
For assets over $2 billion                                         0.6750%
 ..........................................................................


4 Section 2   How We Manage Your Money

For the most recent fiscal year, the fund paid .49%, as a percentage of average net assets, to NAC. For providing services to the fund, NAC received an annual management fee pursuant to the following schedule: for the first $125 million 0.5000%; and for the next $125 million 0.4875%.

What Securities We Invest In

Taxable Fixed-Income Securities

The fund invests a majority of its assets in a diversified portfolio of bonds and other fixed-income securities of varying maturities. Fixed-income securities include U.S. and foreign government bonds (including obligations of their agencies and instrumentalities), corporate bonds (other than convertible bonds), preferred stocks with stated maturities, mortgage- and asset-backed securities, loan participations, and comparable instruments. Fixed-income securities may have a fixed, variable, or floating rate of interest.

At least 65% of the fund's assets invested in fixed-income securities are investment grade quality. Investment grade quality securities are those that at the time of purchase either are rated investment grade (the four highest categories, ranging from AAA to BBB) by Moody's Investors Service, Standard & Poor's, Duff & Phelps, or Fitch Investors Service, or are unrated but judged investment grade by NAC.

The fund limits its foreign fixed-income investments to 20% of its fixed-income assets, and invests only in U.S. dollar-denominated securities of foreign issuers whose headquarters are located in a country that is a member of the Organization for Economic Cooperation and Development (OECD).

The fund may invest up to 35% of its net assets in a combination of (a) fixed-income securities that are not investment grade quality, or (b) fixed maturity preferred stock. Securities rated below investment grade are commonly known as "high-yield," "high risk" or "junk" bonds which typically offer higher yields but involve greater risks, including the possibility of default or bankruptcy, and increased market price volatility. The fund limits its below-investment grade quality securities to those that are either rated BB/Ba or B by at least one of the national rating agencies or are unrated but judged to be comparable in quality by NAC.

Equity Securities

The fund invests at least 25% of its total assets in equity securities of mid- and large-cap companies with market capitalizations of at least $1 billion. Eligible equity securities include common stocks; preferred stocks having no stated maturity; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; and other securities with equity characteristics. Convertible bonds must be rated at least BBB by Standard & Poor's, Duff & Phelps, or Fitch Investor Service, or Baa by Moody's Investors Service.

The fund may invest up to 20% of its equity allocation in foreign securities traded in the U.S., including American Depository Receipts ("ADRs"). ADRs are receipts for the shares of a foreign company that entitle the ADR

                                          Section 2  How We Manage Your Money  5
holder to a proportionate beneficial ownership interest in the underlying shares, including all dividends and capital gains distributions on such shares.

Short-term Investments

Under normal market conditions, the fund may invest up to 20% of its total assets in short-term, high quality fixed-income securities and cash equivalents. These securities include U.S. government securities, certificates of deposit, bankers' acceptances, commercial paper rated A-1 or higher by S&P, Prime-1 or higher by Moody's, Duff 2 or higher by Duff & Phelps or Fitch 2 or higher by Fitch, and repurchase agreements with respect to U.S. government obligations, and similar fixed-income securities with remaining maturities of one year or less. (See "How We Manage Risk -- Hedging and Other Defensive Investment Strategies.") For more information on eligible short-term investments, see the Statement of Additional Information.

How We Select Investments


NAC follows a value-driven investment process to select fixed-income securities for the fund based upon its assessment of their relative value in terms of current yield, price, credit quality and future prospects. NAC is supported by Nuveen's team of research analysts who review the securities available for purchase, monitor the continued creditworthiness of the fund's investments, and analyze economic, political and demographic trends affecting the fixed-income markets. We seek to identify bonds with favorable characteristics we believe are not yet recognized by the market. An example would be a bond in a strengthening industry sector or a bond with improving credit quality, in each case providing an expected favorable impact on future performance. We then select those higher-yielding and undervalued bonds that we believe represent the most attractive values.

In selecting equity securities, NAC uses a value-oriented strategy to identify established, well-known companies whose stocks represent excellent relative value and offer high current income or attractive appreciation potential.

Portfolio Maturity

The fund buys bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions, a bond portfolio with an overall weighted average effective maturity of 5 to 10 years. Preferred stocks with fixed maturities, which are classified as fixed-income securities for asset allocation purposes as described above, are not treated as bonds for purposes of the average effective maturity limits. These preferred stocks are generally expected to constitute a substantial portion of the fund's fixed-income allocation. A bond's effective maturity may be significantly shorter than its stated maturity due to certain features (such as puts, adjustable coupons, or a prepayment schedule or expected prepayment rates, but not call provisions) that cause the bond to experience the same price volatility as a shorter-maturity but otherwise comparable bond.



6  Section 2   How We Manage Your Money

Delayed Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

Portfolio Turnover

The fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The fund's portfolio turnover has been high under the investment policies in effect prior to December 31, 1998. The fund intends in the future to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. The fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk. During the fund's current fiscal year, the fund's portfolio turnover rate may be higher than usual as a result of the recent change in the fund's investment policies.

The fund's investment objective may not be changed without shareholder approval. The fund's investment policies may be changed by the Board of Directors without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

Interest rate risk: Because the fund invests in fixed-income securities, it is subject to interest rate risk. This is the risk that the value of the fund's fixed-income portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk. See "How We Select Investments -- Portfolio Maturity."

Income risk: The fund's investments in fixed-income securities exposes it to income risk, This is the risk that the income from the fund's fixed-income portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: The fund's investments in fixed-income securities also exposes it to credit risk. This is the risk that an issuer of a fixed-income security is unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower rated bonds (including below investment grade or "junk" bonds owned by the fund), provide higher current income but are considered speculative and carry greater credit risk than higher rated bonds. In addition, Year 2000 issues may affect the ability of issuers to meet their payment

                                          Section 2  How We Manage Your Money  7
obligations to their bond holders, and may adversely affect their credit ratings.

Market risk: As a mutual fund investing a portion of its assets in stocks, the fund is subject to market risk. This is the risk that a particular stock, an industry, or stocks in general may fall in value. Stocks of mid-cap companies tend to be more volatile than those of large-cap companies and during some periods have underperformed the stocks of small and large companies.

Inflation risk: Like all mutual funds, the fund is subject to inflation risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

Correlation risk: Although the prices of stocks and bonds often rise and fall at different times so that a fall in the price of one is offset by a rise in the price of the other, in a down market the prices of these securities can also fall in tandem. Because the fund invests in fixed-income securities and stocks, the fund is subject to correlation risk.

Foreign investment risk: Securities of foreign issuers present risks beyond those of domestic securities. Such risks include political or economic instability, less publicly available information and, in the case of foreign stocks, currency risk. Foreign securities may also have more volatile prices and be less liquid than domestic securities.

How We Manage Risk

In pursuit of its investment objective, the fund assumes investment risk, chiefly in the form of interest rate, credit and market risk. The fund limits investment risk generally by restricting the type and maturities of fixed-income securities it purchases and by limiting its exposure to equity securities through an investment portfolio that is diversified geographically as well as across different industry sectors.

Portfolio Allocation Targets and Ranges

The fund follows a disciplined asset allocation methodology that keeps your portfolio mix within a defined range over time as market conditions change. The fund has established the following allocation targets and operating ranges for each asset class.

                                                      Target      Range
Fixed-Income Securities                                 65%       55-75%
 ...........................................................................
Equity Securities                                       30%       25-45%
 ...........................................................................
Cash Equivalents                                         5%        0-20%
 ...........................................................................

The fund's Board of Directors may change the target investment mix and operating ranges for each asset class without shareholder approval.

Investment Limitations

The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. The fund may not have more than:



8  Section 2  How We Manage Your Money

     . 5% in securities of any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

     .  25% in any one industry (except for U.S. government securities).

Hedging and Other Defensive Investment Strategies

The fund may invest up to 100% in cash and cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During those periods, the weighted average effective maturity of the fund's bond portfolio may fall below the defined range described under "How We Select Investments -- Portfolio Maturity."

The fund may also use various investment strategies designed to hedge against changes in the value of securities the fund owns or expects to purchase or to hedge against interest rate changes. These hedging strategies include using financial futures contracts, interest rate swaps, options on financial futures, or options based on debt securities whose prices, in the opinion of NAC, correlate with the prices of the fund's investments. The ability of the fund to benefit from options and futures is largely dependent on our ability to pursue such strategies successfully. The fund could lose money on futures transactions or an option can expire worthless. The fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the fund's net assets. In addition, the fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments. One fund may not commit more than 25% of its net assets to interest rate swaps.



                                          Section 2  How We Manage Your Money  9

Section 3  How You Can Buy and Sell Shares

You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

How to Choose a Share Class

In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

     .  the amount of your purchase;

     .  any current holdings of fund shares;

     .  how long you expect to hold the shares;

     .  the amount of any up-front sales charge;

     . whether a contingent deferred sales charge (CDSC) would apply upon redemption;

     . the amount of any distribution or service fees that you may incur while you own the shares;

     . whether you will be reinvesting income or capital gain distributions in additional shares;

     .  whether you qualify for a sales charge waiver or reduction.

For a summary of the charges and expenses for each class, please see the Summary of Fund Expenses.

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge for the fund is as follows:

                                                                                     Authorized Dealer
                                    Sales Charge as % of     Sales Charge as % of    Commission as % of
Amount of Purchase                  Public Offering Price    Net Amount Invested     Public Offering Price
Less than $50,000                           5.75%                    6.10%                   5.00%
 ..........................................................................................................
$50,000 but less than $100,000              4.50%                    4.71%                   4.00%
 ..........................................................................................................
$100,000 but less than $250,000             3.75%                    3.90%                   3.25%
 ..........................................................................................................
$250,000 but less than $500,000             2.75%                    2.83%                   2.50%
 ..........................................................................................................
$500,000 but less than $1,000,000           2.00%                    2.04%                   1.75%
 ..........................................................................................................
$1,000,000 and over                           --*                      --                    1.00%*
 ..........................................................................................................

* You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays Authorized Dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0



10 Section 3 How You Can Buy and Sell Shares million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1.00% of average daily net assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 3.75% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase            0-1    1-2    2-3    3-4    4-5    5-6
CDSC                             5%     4%     4%     3%     2%     1%
 .........................................................................

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can buy Class C shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1%. The annual
 .25% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.

Class R Shares

Under limited circumstances, you may purchase Class R shares at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.



                                  Section 3  How You Can Buy and Sell Shares  11

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

Class A Sales Charge Reductions

 . Rights of accumulation

 . Letter of intent

 . Group purchase

Class A Sales Charge Waivers

 . Nuveen Defined Portfolio reinvestment

 . Proceeds from sales of Nuveen Exchange-Traded fund shares

 . Retirement plans

 . Certain employees and directors of Nuveen or employees of authorized dealers

 . Bank trust departments

Class R Eligibility

 . Certain employees and directors of Nuveen or employees of authorized dealers

 . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.

How to Buy Shares

You may open an account with $3,000 per fund share class ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $500 for accounts opened through certain fee-based programs; and $50 through systematic investment plan accounts) and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and normally ends at 4 P.M. New York time.

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your



12 Section 3 How You Can Buy and Sell Shares investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Systematic Investing

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 5%, 6% or 7% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

                             [GRAPH APPEARS HERE]

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging

                                    Section 3 How You Can Buy and Sell Shares 13
requires that you invest over a long period of time, and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use the fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

14 Section 3 How You Can Buy and Sell Shares

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

Fund Direct(SM)

You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and systematic investing. You may also have dividends, distributions, redemption payments or systematic withdrawals sent directly to your bank account.

Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

How to Sell Shares

You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by telephone. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services Company, the transfer agent, will be liable for losses resulting from unauthorized


                                    Section 3 How You Can Buy and Sell Shares 15

An Important Note About Involuntary Redemption

From time to time the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 day's written notice if the value of your account falls below an established minimum. The fund presently has set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

By Mail

You can sell your shares at any time by sending a written request to the fund, Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;
 .  Your name and account number;
 .  The dollar or share amount you wish to redeem;
 .  The signature of each owner exactly as it appears on the account;
 .  The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
 .  The address where you want your redemption proceeds sent (if other than the address of record);
 . Any certificates you have for the shares; and . Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days.) Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.





16  Section 4   General Information

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.


Distributions and Taxes

The fund pays dividends monthly and any capital gains once a year in December.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

The fund's distributions are taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the fund holds its assets). Dividends from the fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends from the fund is not affected by whether you reinvest your dividends or receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.




                                  Section 3  How You Can Buy and Sell Shares  17

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.


Distribution and Service Plans


John Nuveen & Co. Incorporated serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to Authorized Dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate Authorized Dealers, including Nuveen, for providing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Net Asset Value


The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. Common stocks and other equity securities are valued at the last sales



18  Section 4   General Information
price that day. Securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices.


Fund Service Providers


The custodian of the assets of the fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

NAC and Chase Global Funds Services Company each rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occuring in the year 2000. NAC is working with the fund's service providers to adapt their systems to address this "Year 2000" issue. NAC and the fund expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.



                                              Section 4  General Information  19

Section 5 Financial Highlights

The following table is intended to help you better understand the fund's recent past performance. The tables are excerpted from the fund's latest financial statements audited by Arthur Andersen LLP. You may obtain the complete statements along with the auditor's report by requesting from Nuveen a free copy of the fund's latest annual shareholder report.

Nuveen Dividend and Growth Fund

                                    Investment Operations             Less Distributions
                               -------------------------------   ----------------------------
--Class
  (Inception
  Date)
                                                   Net
                                              Realized
                                                   and
Year               Beginning          Net   Unrealized                  Net
Ended              Net Asset   Investment   Investment           Investment   Capital
June 30,               Value    Income(a)  Gain (Loss)   Total       Income     Gains  Total
---------------------------------------------------------------------------------------------
Class A (8/83)

  1998                 $11.51        $.61       $ 1.57   $2.18        $(.63)      $--  $(.63)
  1997                  11.09         .66          .40    1.06         (.64)       --   (.64)
  1996                  10.24         .64          .85    1.49         (.64)       --   (.64)
  1995                   9.69         .64          .55    1.19         (.64)       --   (.64)
  1994                  11.04         .63        (1.34)   (.71)        (.64)       --   (.64)

Class C (7/93)

  1998                  11.49         .55         1.56    2.11         (.57)       --   (.57)
  1997                  11.08         .61          .38     .99         (.58)       --   (.58)
  1996                  10.24         .58          .84    1.42         (.58)       --   (.58)
  1995                   9.69         .59          .55    1.14         (.59)       --   (.59)
  1994(c)               11.05         .59        (1.39)   (.80)        (.56)       --   (.56)
---------------------------------------------------------------------------------------------

                                                                 Ratios/Supplemental Data
                                                    --------------------------------------------------
--Class                                                                      Ratio of Net
  (Inception                                                    Ratio of       Investment
  Date)                                                         Expenses           Income
                                                              to Average       to Average
                                                                     Net              Net
                               Ending               Ending        Assets           Assets
Year               Beginning      Net                  Net         After            After    Portfolio
Ended              Net Asset    Asset      Total    Assets    Reimburse-       Reimburse-     Turnover
June 30,               Value    Value  Return(b)     (000)       ment(a)          ment(a)         Rate
------------------------------------------------------------------------------------------------------
Class A (8/83)

  1998                 $11.51  $13.06      19.32%   $20,013         1.34%            4.93%         101%
  1997                  11.09   11.51       9.89     20,157          .98             5.97          128
  1996                  10.24   11.09      14.82     25,010          .98             5.82          115
  1995                   9.69   10.24      12.73     25,000         1.00             6.52          159
  1994                  11.04    9.69      (6.83)    26,921          .94             5.92          193

Class C (7/93)

  1998                  11.49   13.03      18.65      5,707         1.89             4.39          101
  1997                  11.08   11.49       9.25      5,555         1.53             5.47          128
  1996                  10.24   11.08      14.15      6,302         1.52             5.27          115
  1995                   9.69   10.24      12.14      5,501         1.54             6.01          159
  1994(c)               11.05    9.69      (7.52)*    5,129         1.46*            5.69*         193
------------------------------------------------------------------------------------------------------

*    Annualized.

(a) After the waiver of certain management fees or reimbursement of expenses by NAC or its predecessor Flagship Financial.

(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c)  From commencement of class operations as noted.


20 Section 5 Financial Highlights

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Dividend and Growth Fund

Taxable Income

Income Fund

Tax-Free Income

National Municipal Bond Funds

Long-term

Insured Long-term

Intermediate-term

Limited-term

State Municipal Bond Funds

Arizona
California/1/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky/2/
Louisiana
Maryland
Massachusetts/1/
Michigan
Missouri
New Jersey
New Mexico
New York/1/
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company file number is 811-3770.

1. Long-term and insured long-term portfolios.
2. Long-term and limited-term portfolios.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 2257-8787
www.nuveen.com

                                                             VPR-UI-NA 12-98

                                                          DECEMBER 31, 1998

NUVEEN TAXABLE FUNDS INC.

NUVEEN DIVIDEND AND GROWTH FUND

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Dividend and Growth Fund dated December 31, 1998. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Fund, by mailing a written request to the Fund c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
General Information........................................................ S-2
Investment Policies and Investment Portfolio............................... S-2
Investment Policies and Techniques......................................... S-4
Management................................................................. S-24
Investment Adviser and Investment Management Agreement..................... S-29
Portfolio Transactions..................................................... S-30
Net Asset Value............................................................ S-31
Federal Income Tax Matters................................................. S-31
Performance Information.................................................... S-35
Additional Information on the Purchase and Redemption of Fund Shares....... S-38
Distribution and Service Plan.............................................. S-47
Independent Public Accountants and Custodian............................... S-48
Financial Statements....................................................... S-48
Appendix A--Ratings of Investments.........................................  A-1

  The audited financial statements of the Fund's most recent fiscal year appear in the Fund's Annual Report. The Annual Report accompanies this Statement of Additional Information.

GENERAL INFORMATION

  Nuveen Dividend and Growth Fund, formerly Flagship Utility Income Fund (the "Fund"), is a series of the Nuveen Taxable Funds Inc. (prior to December 23, 1998, Flagship Admirals Funds Inc.) (the "Corporation"), an open-end diversified management series investment company. The Corporation was incorporated in Maryland on April 18, 1983. Currently, the Fund is the only series of the Corporation authorized and outstanding. References to the Fund, to the extent they relate to or are derived from information as of a date before December 31, 1998, are to Flagship Utility Income Fund.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

  The investment objectives and certain fundamental investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of its shares:

    (1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result,
  (i) more than 5% of the Fund's total assets would be invested in securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

    (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

    (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

    (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

    (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

    (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

    (7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

    (8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). Electric company securities, natural gas company securities, and telecommunications company securities shall each be considered securities of issuers in separate industries for the purpose of this restriction.

  Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

  The foregoing fundamental policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy or (ii) more than 50% of the Fund's shares, whichever is less.

  In addition to the fundamental investment policies listed above, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors without shareholder approval.

  The Fund may not:

    (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

    (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

    (3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

    (4) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

    (6) Purchase securities of companies for the purpose of exercising control.

INVESTMENT POLICIES AND TECHNIQUES

  The following information supplements, and should be read in conjunction with, the discussion of the Fund's investment objectives, policies and techniques that are described in the Prospectus.

INVESTMENTS IN FIXED-INCOME SECURITIES

  As described in the Prospectus, the Fund invests a majority of its assets primarily in fixed-income securities of varying maturities. At least 65% of the Fund's assets in fixed-income securities are investment grade quality. Investment grade quality securities are securities which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P"), by Fitch Investors Service, Inc. ("Fitch"), or by Duff & Phelps Inc. ("D&P") or are unrated fixed-income securities which, in the opinion of Nuveen Advisory Corp. ("NAC"), are of comparable quality to bonds rated within the four highest grades by Moody's, S&P, Fitch, or D&P. The Fund may also invest up to 20% of its bonds in dollar-denominated securities of foreign issuers whose headquarters are located in a country that is a member of the Organization for Economic Cooperation and Development.

  The Fund may invest up to 35% of its net assets in a combination of (a) fixed-income securities that are not investment grade quality, or (b) fixed maturity preferred stock. Securities rated below investment grade are commonly known as "high-yield," "high risk" or "junk" bonds which typically offer higher yields but involve greater risks, including the possibility of default or bankruptcy, and increased market volatility. The Fund limits its below-investment grade quality to those that are either rated BB/Ba or B by at least one of the national rating agencies or are unrated but judged to be comparable in quality by NAC. Lastly, the Fund may invest in temporary investments as described below. See Appendix A for more information about ratings by Moody's, S&P, Fitch and D&P.

  NAC looks for bonds that appear especially attractive on a relative value basis, and concentrate on those with intermediate-term characteristics that we believe offer the best balance of current income and capital preservation potential. Securities that are undervalued or that represent undervalued market sectors are securities that, in NAC's opinion, are worth more than the value assigned to them in the marketplace. Securities of particular types or purposes may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of securities in the market sector for reasons that do not apply to the particular securities that are considered undervalued. The Fund's investment in undervalued securities will be based on NAC's belief that their prices should ultimately reflect their true value. In seeking undervalued securities, the Fund may purchase underrated securities. Underrated securities are those whose ratings do not, in NAC's opinion, reflect their true value. Such securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons.

  Fixed-income securities include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); foreign government bonds; corporate debt securities (other than convertible bonds); and corporate commercial paper; preferred stocks with stated maturities; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and similar instruments. Fixed income securities may have fixed, variable, or floating rates of interest including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. The Fund may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. The Fund may adhere to its investment policy by entering into a series of purchase and sale contracts or utilizing other investment techniques by which it may obtain market exposure to the securities in which it primarily invests. Some of the fixed income securities in which the Fund may invest are described in further detail below.

  Loans Participations. The Fund may invest in loan participations, which may have speculative characteristics, when the investment adviser believes such investments offer the possibility of long-term appreciation in value. Loan participations are interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities that operate in a variety of industries and geographic regions. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended, or eliminated and may have the further consequence that principal payments may likewise to reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment. In addition, most loan participations are illiquid. To the extent that loan participations are deemed to be illiquid, they will be subject to the Fund's 15% restriction on investments in illiquid securities.

  Loans in which the Fund will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London Inter-Bank Offered Rate, the Certificate of Deposit rate or other base lending rates used by commercial lenders. The loans typically have the most senior position in a borrower's capital structure, although some loans may hold an equal ranking with other senior securities of the borrower. Although the loans generally are secured by specific collateral, the Fund may invest in loans which are not secured by any collateral. Uncollateralized loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized loans. The collateral underlying a collateralized loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligation under a loan. The Fund is not subject to any restrictions with respect to the maturity of the loans in which it purchases participation interests.

  The loans in which the Fund will purchase participation interests generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a borrower do not necessarily reflect adequately the relative quality of a borrower's loans. Therefore, although the investment adviser may consider such ratings in determining whether to invest in a particular loan, such ratings will not be the determinative factor in the investment adviser's analysis.

  The loans are not readily marketable and may be subject to restrictions on resale. Participation interests in the loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in the investment adviser's opinion, should enhance the relative liquidity of such interests.

  When acquiring a loan participation, the Fund will have a contractual relationship only with the lender (typically an entity in the banking, finance or financial services industries), not with the borrower. The Fund has the right to receive payments of principal and interest to which it is entitled only from the lender selling the loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the loan participation. In the event of insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of such lender, and may not benefit from any set-off between such lender and the borrower.

  Non-Investment Grade Debt Securities ("Junk Bonds"). The Fund may invest in junk bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

    (1) Effect of Interest Rates and Economic Changes. The junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

    All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater then by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Fund's net asset value.

    As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

    (2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding securities, which could result in a lower return for the Fund.

    (3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities' safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by NAC than investments in investment grade debt securities. NAC employs its own credit research and analysis, which includes a study of the issuer's existing debt, capital structure, ability to service debts pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. NAC continually monitors the Fund's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

    (4) Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

  Pass-Through Securities. The Fund may invest in various fixed-income obligations backed by a pool of mortgages or other assets. The pass-through securities in which the Fund may invest are each described below.

    (1) "Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

    (2) "Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

    (3) "Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement or protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

    (4) "Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancement by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral. The credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments, which can change the securities' effective maturities.

    (5) Other Mortgage-Related Securities. The Fund may invest in real estate investment conduits which are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages, which will substantially reduce or eliminate interest payments. To the extent that the Fund invests in IOs and POs, its does not intend to invest more than 5% of its assets in such securities.

  Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities, or by private corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based upon an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

  Other Considerations. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability or any issuer to pay, when due, the principal of an interest on its securities may be materially affected.

  During temporary defensive periods (e.g., times when, in NAC's opinion, the ability of the Fund to meet its long-term investment objectives and preserve the asset value of the Fund may be adversely affected by significant adverse market, economic, political, or other circumstances), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its assets in temporary investments. For further information, see "Short-Term Investments" below.

EQUITY SECURITIES

  Under normal market conditions, the Fund invests at least 25% of its assets in equity securities of mid- and large-cap companies with market capitalizations of at least $1 billion ("Equity Securities"). Equity Securities include, but are not limited to, common stocks, preferred stocks having no stated maturity, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, such as convertible bonds and debentures, and other securities with equity characteristics.

  In addition, the Fund may invest up to 20% of its equity allocation in dollar-denominated equity securities of foreign issuers, including American Depository Receipts ("ADRs") as described in "Foreign Securities" below.

  Convertible Bonds. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

  A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. The convertible securities in which the Fund may invest must be rated at least BBB by S&P, D&P, or Fitch, or at least Baa by Moody's.

  Eurodollar Convertibles. The Fund may invest in eurodollar convertibles. Eurodollar convertibles are fixed-income securities of a foreign issuer that are issued in U.S. dollars outside the U.S. and are convertible into or exchangeable for specified equity securities.

CASH EQUIVALENTS AND SHORT-TERM INSTRUMENTS

  Short-Term Fixed Income Securities. The Fund may invest up to 20% of its assets in cash equivalents and short-term fixed-income securities under normal market conditions, or to keep cash on hand fully invested. In addition, for temporary defensive purposes, the Fund may invest up to 100% of its total assets in such instruments. Short-term fixed-income securities are defined to include, without limitation, the following:

    (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
  (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

    (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's applicable restriction on investment in illiquid securities. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the dated specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

    (3) Bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

    (4) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

    (5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

    (6) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The investment adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of the investment adviser, of comparable quality.

DURATION AND PORTFOLIO MATURITY

  In administering the Fund's investments, NAC currently intends that the average portfolio duration of the Fund will normally vary within a three- to six-year time frame based upon NAC's forecast for interest rates. Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities representing payments of principal and interest by considering the timing, frequency and amount of payment expected from each portfolio debt security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. Government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

  NAC may use several methods to manage the duration of the Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, NAC may adjust duration by adjusting the mix of debt securities held by the Fund. For example, if NAC intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, NAC may adjust bond duration using derivative transactions, especially with interest rate futures and options contracts. For example, if NAC wants to lengthen the duration of the Fund's bond position, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, NAC may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading portfolio securities.

  Weighted average effective maturity is another indicator of potential volatility used by NAC with respect to the Fund's bond portfolio, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average effective maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average effective maturity, the more bond prices will vary in response to changes in interest rates.

  The Fund buys bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions a bond portfolio with an overall weighted average effective maturity of 5 to 10 years. Preferred stocks with fixed maturities, which are classified as fixed-income securities for asset allocation purposes as previously described, are not treated as bonds for purposes of the average effective maturity limits. These preferred stocks are generally expected to constitute a substantial portion of the fund's fixed-income allocation. A bond's effective maturity may be significantly shorter than its stated maturity due to certain features (such as puts, an adjustable coupon, or a prepayment schedule or expected prepayment rate, but not a call provision) that cause the bond to experience the same price volatility as a shorter-maturity but otherwise comparable bond. For example, a mortgage-backed security with a 30-year stated maturity but structured to have an expected maturity of 7 years will generally experience price changes due to market interest rate movements similar to an ordinary bond with a 7-year maturity. Consequently, the Fund portfolio's average stated maturity could be significantly longer than 10 years but, because its average effective maturity will be less than 10 years, Fund shares should under normal market conditions experience price volatility similar to an ordinary bond with a stated maturity of less than 10 years. Is it possible that, if market interest rates were to rise rapidly and substantially, the Fund will experience somewhat more volatility than a bond with a stated maturity of less than 10 years.

  The policy of having a weighted average portfolio effective maturity of 5 to 10 years will not limit the effective maturity of any particular bond, and one or more portfolio bonds may have effective maturities less than 5 years or greater than 10 years so long as the weighted average effective maturity remains between 5 and 10 years.

  The average effective maturity policy will apply at all times, even though changes to the average effective maturity may result from market changes independent of any portfolio changes. For example, if the average effective maturity rises above 10 years not because of portfolio changes but rather because market changes have lengthened the effective maturities of certain bonds in the portfolio, the adviser will promptly adjust the portfolio to bring the average below 10 years. The average effective maturity may occasionally fall below 5 years during a temporary defensive period in response to adverse market conditions, or because cash on hand awaiting investment in long-term bonds is invested in short-term securities which tend to lower the portfolio's overall average effective maturity.

HEDGING STRATEGIES

  General Description of Hedging Strategies. The Fund may engage in hedging activities. NAC may cause the Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures"), forward contracts, and options on futures contracts to attempt to hedge the Fund's holdings.

  Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly and partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, managing the effective maturity or duration of debt obligations that the Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or alerting exposure to certain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for the Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

  General Limitation on Futures and Options Transactions. The Corporation has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodities Exchange Act (the "CEA"), the notice of eligibility for the Fund includes a representation that the Fund will use futures contracts and related options solely for "bona fide hedging" purposes within the meaning of CFTC regulations. The Fund may, however, hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of its assets. In addition to the foregoing guidelines, the Fund may not enter into options, futures, or options on futures transactions if more than 30% of its net assets would be committed to such instruments.

  The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

  Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

  Options. The Fund may use options for any lawful purpose consistent with its investment objectives such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies, commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European-, American- and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

  The Fund may purchase and write put and call options and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. If the security appreciates to a price higher than the exercise price of the call option, however, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques--Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. If the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

  The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

  The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it has written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

  The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

  The Fund's ability to establish and close out positions in exchange-listed options depends upon the existence on a liquid market for such instruments. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions, there is no assurance that the Fund will in fact be able to close at OTC options at favorable prices prior to expiration. In the event of insolvency of the counter party, the Fund may be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

  The Fund also may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general. The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. An imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. For instance, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the indexes. It is also possible that there may be a negative correlation between the index and the Fund's securities which would result in a loss on both such securities and the options on indexes acquired by the Fund. The purchase of index options also involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the index on which the option is based.

  The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rare movements can take place in the underlying markets that cannot be reflected in the options markets. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

  Federal Income Tax Treatment of Options. Certain option transactions have special federal income tax results for the Fund. Expiration of a call option written by the Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

  If the Fund writes options, or purchases puts that are subject to the loss deferral rules of Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

  In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stock or indexes. For example, options involving stock indexes such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

  Futures Contracts. The Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the securities markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund, to manage risk or for other purposes permissible under the CEA. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in the prices of securities and purchases of Futures as an offset against the effect of expected increases in the prices of securities. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on a national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

  An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

  Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to indicate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that my range upward from less than 5% of the value of the Futures Contract being traded.

  If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

  Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

  Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contracts prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

  There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

  A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

  Options on Futures. The Fund may also purchase or write put and call options on Futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

  The Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on Futures contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

  As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

  The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts depends on NAC's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investment being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investments strategies might result in temporary price distortions.

  Federal Income Tax Treatment of Futures Contracts. For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and loses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be required to be deferred to a later taxable year.

  Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

  Risks and Special Considerations Concerning Derivatives. The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described in the sections that follow.

    (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment adviser's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the investment adviser's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the investment adviser will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's overall investments and investment objective.

    (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In a all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only within counterparties that the investment adviser reasonably believes are capable of performing under the contract.

    (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) resulted from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying assert. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

    (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transactions. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

    (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

    (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

OTHER INVESTMENT POLICIES AND TECHNIQUES

  Illiquid Securities. The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Directors has delegated to NAC the day-to-day determination of the illiquidty of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed NAC to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

  Dollar Roll Transactions. The Fund may enter into "dollar roll" transactions, which involve the sale of pass-through securities together with a commitment to purchase similar, but not identical, securities at a later date. The Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

  Warrants. The Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

  When-Issued Securities. The Fund may from time to time purchase securities on a "when-issued" or other delayed-deliver basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities, although the Fund continues to earn income on the assets that will be used to pay for the securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

  The Fund will maintain cash, U.S. government securities, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, the Fund will meet its obligations form then-available cash flow, sale of the securities held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

  Foreign Securities. The Fund will limit foreign bond investments to 20% of its bonds, and will invest only in U.S. dollar-denominated securities of foreign issuers whose headquarters are located in a country that is a member of the Organization for Economic Cooperation and Development. The Fund may also invest up to 20% of its equity allocation in foreign securities traded in the U.S., including ADRs.

  Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

  Subject to its investment objectives and policies, the Fund may invest in foreign securities by purchasing depositary receipts, including ADRs. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent, except that ADRs shall be treated as indirect foreign investments. Thus, an ADR representing ownership of common stock will be treated as common stock. ADRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

  Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if the Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility.
In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

  Foreign Currency Transactions. The Fund may engage in foreign currency forward contracts, options, and futures transactions. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the Fund may segregate assets to cover their futures contracts obligations.

    (1) Currency Risks. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buy and sell currencies. The Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

    (2) Forward Foreign Currency Exchange Contracts. The Fund may enter into forward currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The investment adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.

    The Fund will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the investment adviser believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

    (3) Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

    A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

    (4) Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the investment adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

    (5) Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as they would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

    (6) Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

  Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the investment adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchases of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

  Lending of Portfolio Securities. The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, including collateral received, to broker-dealers or institutional investors. Such loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the investment adviser to be of good standing.

  Portfolio Turnover. Under normal market conditions, the Fund expects to be relatively low in order to reduce trading costs and realization of taxable capital gains. In the event the Fund were to have a turnover rate of 100% of more in any year, it would result in the payment by the Fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains.

MANAGEMENT


  The management of the Corporation, including general supervision of the duties performed for the Fund under the investment management agreement, is the responsibility of its Board of Directors. The Corporation currently has eight directors, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the directors and officers of the Corporation and their principal occupations and other affiliations during the past five years are set forth below, with those directors who are "interested persons" of the Corporation indicated by an asterisk.

                               POSITIONS
                              AND OFFICES               PRINCIPAL OCCUPATIONS
NAME AND ADDRESS        AGE WITH CORPORATION            DURING PAST FIVE YEARS
----------------        --- ----------------            ----------------------
Timothy R.              49   Chairman and    Chairman since July 1, 1996 of The John
 Schwertfeger*                Director        Nuveen Company, John Nuveen & Co.
 333 West Wacker Drive                        Incorporated, Nuveen Advisory Corp. and
 Chicago, IL 60606                            Nuveen Institutional Advisory Corp.; prior
                                              thereto Executive Vice President and
                                              Director of The John Nuveen Company, John
                                              Nuveen & Co. Incorporated, Nuveen Advisory
                                              Corp. and Nuveen Institutional Advisory
                                              Corp.; Chairman and Director (since January
                                              1997) of Nuveen Asset Management, Inc.;
                                              Director (since 1996) of Institutional
                                              Capital Corporation.
Anthony T. Dean*        53   President and   President since July 1, 1996 of The John
 333 West Wacker Drive        Director        Nuveen Company, John Nuveen & Co.
 Chicago, IL 60606                            Incorporated, Nuveen Advisory Corp. and
                                              Nuveen Institutional Advisory Corp.; prior
                                              thereto, Executive Vice President and
                                              Director of The John Nuveen Company, John
                                              Nuveen & Co. Incorporated, Nuveen Advisory
                                              Corp. and Nuveen Institutional Advisory
                                              Corp.; President and Director (since
                                              January 1997) of Nuveen Asset Management,
                                              Inc.; Chairman and Director (since 1997) of
                                              Rittenhouse Financial Services, Inc.
Robert P. Bremner       58   Director        Private Investor and Management Consultant.
 3725 Huntington
 Street, N.W.
 Washington, D.C. 20015
Lawrence H. Brown       64   Director        Retired (August 1989) as Senior Vice
 201 Michigan Avenue                          President of The Northern Trust Company.
 Highwood, IL 60040

                         POSITIONS
                        AND OFFICES               PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE WITH CORPORATION            DURING PAST FIVE YEARS
----------------  --- ----------------            ----------------------
Anne E.           65  Director         Executive Director of Manitoga (Center for
 Impellizzeri                           Russel Wright's Design with Nature);
 3 West 29th                            formerly President and Chief Executive
 Street                                 Officer of Blanton-Peale Institutes.
 New York, NY
 10001
Peter R.          65  Director         Adjunct Professor of Business and Economics,
 Sawers                                 University of Dubuque, Iowa; Adjunct
 22 The                                 Professor, Lake Forest Graduate School of
 Landmark                               Management, Lake Forest, Illinois;
 Northfield,                            Chartered Financial Analyst; Certified
 IL 60093                               Management Consultant.
William J.        54  Director         Senior Partner, Miller-Valentine Partners,
 Schneider                              Vice President, Miller-Valentine Group.
 4000 Miller-
 Valentine
 Ct.
 P.O. Box 744
 Dayton, OH
 45401
Judith M.         50  Director         Executive Director, Gaylord and Dorothy
 Stockdale                              Donnelley Foundation (since 1994); prior
 35 E. Wacker                           thereto, Executive Director, Great Lakes
 Drive                                  Protection Fund (from 1990 to 1994).
 Suite 2600
 Chicago, IL
 60601
Alan G.           38  Vice President   Vice President and General Counsel (since
 Berkshire             and Assistant    September 1997) and Secretary (since May
 333 West              Secretary        1998) of The John Nuveen Company, John
 Wacker Drive                           Nuveen & Co. Incorporated, Nuveen Advisory
 Chicago, IL                            Corp. and Nuveen Institutional Advisory
 60606                                  Corp., prior thereto, Partner in the law
                                        firm of Kirkland & Ellis.
Michael S.        41  Vice President   Vice President of Nuveen Advisory Corp.
 Davern                                 (since January 1997); prior thereto, Vice
 One South                              President and Portfolio Manager of Flagship
 Main Street                            Financial.
 Dayton, OH
 45402
Lorna C.          53  Vice President   Vice President of John Nuveen & Co.
 Ferguson                               Incorporated; Vice President (since January
 333 West                               1998) of Nuveen Advisory Corp. and Nuveen
 Wacker Drive                           Institutional Advisory Corp.
 Chicago, IL
 60606
William M.        34  Vice President   Vice President of Nuveen Advisory Corp.
 Fitzgerald                             (since December 1995); Assistant Vice
 333 West                               President of Nuveen Advisory Corp. (from
 Wacker Drive                           September 1992 to December 1995), prior
 Chicago, IL                            thereto, Assistant Portfolio Manager of
 60606                                  Nuveen Advisory Corp. (from June 1988 to
                                        September 1992).
Stephen D.        44  Vice President   Vice President of John Nuveen & Co.
 Foy                   and Controller   Incorporated.
 333 West
 Wacker Drive
 Chicago, IL
 60606

                         POSITIONS
                        AND OFFICES               PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE WITH CORPORATION            DURING PAST FIVE YEARS
----------------  --- ----------------            ----------------------
J. Thomas         43   Vice President  Vice President of Nuveen Advisory Corp.
 Futrell
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
Richard A.        35   Vice President  Vice President of Nuveen Advisory Corp.
 Huber                                  (since January 1997); prior thereto, Vice
 333 West                               President and Portfolio Manager of Flagship
 Wacker                                 Financial.
 Drive
 Chicago, IL
 60606
Steven J.         41   Vice President  Vice President of Nuveen Advisory Corp.
 Krupa
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
Larry W.          47   Vice President  Vice President, Assistant Secretary and
 Martin                                 Assistant General Counsel of John Nuveen &
 333 West                               Co. Incorporated; Vice President and
 Wacker                                 Assistant Secretary of Nuveen Advisory
 Drive                                  Corp.; Vice President and Assistant
 Chicago, IL                            Secretary of Nuveen Institutional Advisory
 60606                                  Corp.; Assistant Secretary of The John
                                        Nuveen Company.
Edward F.         33   Vice President  Vice President (since September 1996),
 Neild, IV                              previously Assistant Vice President (since
 333 West                               December 1993) of Nuveen Advisory Corp.,
 Wacker                                 portfolio manager prior thereto; Vice
 Drive                                  President (since September 1996),
 Chicago, IL                            previously Assistant Vice President (since
 60606                                  May 1995) of Nuveen Institutional Advisory
                                        Corp., portfolio manager prior thereto;
                                        Chartered Financial Analyst.
Stephen S.        41   Vice President  Vice President (since September 1997),
 Peterson                               previously Assistant Vice President (since
 333 West                               September 1996) of Nuveen Advisory Corp.,
 Wacker                                 Portfolio Manager prior thereto.
 Drive
 Chicago, IL
 60606
Stuart W.         42   Vice President  Vice President of John Nuveen & Co.
 Rogers                                 Incorporated.
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
Thomas C.         47   Vice President  Vice President of Nuveen Advisory Corp. and
 Spalding,                              Nuveen Institutional Advisory Corp.;
 Jr.                                    Chartered Financial Analyst.
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
H. William        64   Vice President  Vice President and Treasurer of The John
 Stabenow               and Treasurer   Nuveen Company, John Nuveen & Co.
 333 West                               Incorporated, Nuveen Advisory Corp. and
 Wacker                                 Nuveen Institutional Advisory Corp.
 Drive
 Chicago, IL
 60606
William S.        33   Vice President  Vice President of John Nuveen & Co.
 Swanson                                Incorporated (since October 1997), prior
 333 West                               thereto, Assistant Vice President (since
 Wacker                                 September 1996); formerly, Associate of
 Drive                                  John Nuveen & Co. Incorporated, Chartered
 Chicago, IL                            Financial Analyst.
 60606

                         POSITIONS
                        AND OFFICES               PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE WITH CORPORATION            DURING PAST FIVE YEARS
----------------  --- ----------------            ----------------------
Gifford R.        42   Vice President  Vice President, Secretary and Assistant
 Zimmerman              and Secretary   General Counsel of John Nuveen & Co.
 333 West                               Incorporated; Vice President and Assistant
 Wacker                                 Secretary of Nuveen Advisory Corp.; Vice
 Drive                                  President and Assistant Secretary of Nuveen
 Chicago, IL                            Institutional Advisory Corp.; Chartered
 60606                                  Financial Analyst.

  Anthony Dean, Peter Sawers and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors.

  The directors of the Corporation are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 52 Nuveen closed-end funds advised by NAC.


  The following table sets forth compensation paid by the Corporation to each of the directors of the Corporation and the total compensation paid to each director during the fiscal year ended June 30, 1998. The Corporation has no retirement or pension plans. The officers and directors affiliated with Nuveen serve without any compensation from the Corporation.

                                             AGGREGATE       TOTAL COMPENSATION
                                           COMPENSATION     FROM CORPORATION AND
                                        FROM THE TWO SERIES     FUND COMPLEX
      NAME OF DIRECTOR                  OF THIS CORPORATION  PAID TO DIRECTORS
      ----------------                  ------------------- --------------------
      Robert P. Bremner................        $265               $66,446
      Lawrence H. Brown................        $272               $79,000
      Anne E. Impellizzeri.............        $265               $73,000
      Margaret K. Rosenheim............        $ 76               $29,506(1)
      Peter R. Sawers..................        $265               $73,000
      William J. Schneider.............        $265               $66,446
      Judith M. Stockdale..............        $195(2)            $49,000(2)

--------

(1) Includes $1,256 in interest accrued on deferred compensation from prior years; former director, retired July 1997.

(2) Elected to the Board in July 1997.

  Each director who is not affiliated with Nuveen or NAC receives a fee. The Corporation requires no employees other than its officers, all of whom are compensated by Nuveen.

  The following table sets forth the percentage ownership of each person, who, as of December 17, 1998, owns of record and not beneficially, 5% or more of any class of the Fund's shares.

                                                                   PERCENTAGE
      CLASS                           NAME AND ADDRESS OF OWNER   OF OWNERSHIP
      -----                           -------------------------   ------------
      Class A Shares................. Merrill Lynch Pierce            29.1%
                                      Fenner
                                      & Smith ("MLPFS")
                                      Attn: Fund Admn/#97NBD
                                      4800 Deer Lake Dr. E Fl 3
                                      Jacksonville, FL 32246
      Class C Shares................. MLPFS                          33.14%

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. ("NAC") acts as investment adviser for and manages the investment and reinvestment of the assets of the Fund. NAC also administers the Corporation's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Corporation if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between NAC and the Corporation, the Fund has agreed to pay an annual management fee at the rates set forth below:

AVERAGE DAILY NET ASSET VALUE FEE                                 MANAGEMENT FEE
---------------------------------                                 --------------
For the first $125 million.......................................     .7500%
For the next $125 million........................................     .7375%
For the next $250 million........................................     .7250%
For the next $500 million........................................     .7125%
For the next $1 billion..........................................     .7000%
For assets over $2 billion.......................................     .6750%

  NAC has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees, taxes, interest, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) from exceeding 0.95% of the Fund's average daily net assets through July 31, 1999.

  For the last three fiscal years, the Fund paid net management fees to Nuveen Advisory Corp. or Flagship Financial Inc., the predecessor adviser of the Fund, as follows:

                                                              YEAR ENDED
                                                      --------------------------
                                                      6/30/96  6/30/97  6/30/98
                                                      -------- -------- --------
Management Fees Net of Expense Reimbursement Paid to
 Nuveen Advisory Corp...............................  $      0 $      0 $126,947
Fee Waivers and Expense Reimbursements..............  $157,329 $158,085 $  2,443

  In addition to the management fee, the Fund pays all other costs and expenses of its operations and a portion of the Corporation's general administrative expenses.

  NAC is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Fund's principal underwriter. Nuveen and its affiliates have sponsored or under written more than $60 billion of investment company securities. Over 1,300,000 individuals have invested to date in Nuveen investment products. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries.

  NAC's portfolio managers call upon the resources of Nuveen's Research Department.

  The Fund, the other Nuveen funds, NAC and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, the Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  NAC is responsible for decisions to buy and sell securities for the Fund and for the Placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of NAC to seek the best execution at the best security price available with respect to each transaction, and with respect to each brokered transaction, in light of the overall quality of brokerage and research services provided. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares.

  Section 28(e) of the Securities Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

  In light of the above, in selecting brokers, NAC considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if NAC determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to NAC or the Fund. NAC believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement provide that such higher commission will not be paid by the Fund unless NAC determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to NAC are not reduced as a result of receipt by NAC of research services.

  NAC places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through with the Fund effects its securities transactions may be used by NAC in servicing all of its accounts; not all of such services may be used by NAC in connection with the Fund. NAC believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NAC believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. NAC seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocation between the Fund and other advisory accounts, the main factors considered by NAC are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

  For the year ended June 30, 1998, the Fund paid brokerage commissions of $51,714, $81,938 and $62,962, respectively.

  Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Directors, including a majority of the directors who are not interested persons of the Corporation.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Fund will be determined separately for each class of the Fund's shares by The Chase Manhattan Bank, the Fund's custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of the Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Fund, the Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the directors. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of fixed-income securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Corporation under the general supervision of the Board of Directors.

FEDERAL INCOME TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd, counsel to the Corporation.

  The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items,

United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the Shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

  Distributions by the Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Any net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of the Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) with respect to securities will be taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income will be taxed at a maximum rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

  If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

  The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

PERFORMANCE INFORMATION

  The Fund may quote its yield, distribution rate, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class.

  In accordance with a standardized method prescribed by rules of the SEC, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                  (a-b)
                          Yield=2[(---) +1)/6/ -1]
                                  (cd )

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.25%.

  In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in the Fund's financial statements.

  The Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen defined portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because the Fund may be paying out more than its earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of June 30, 1998, based on the maximum public offering price then in effect for the Fund, and assuming the imposition of the maximum sales charge for Class A Shares of 5.25%, were 4.66% for Class A Shares and 4.33% for Class C Shares. The maximum sales charge for Class A Shares currently in effect is 5.75%.

  All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund.

  The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

  Total returns for the oldest class of the Fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees (where such fees are higher in the newer class) between the classes.

  The inception dates for each class of the Fund's shares are as follows:

                                                                INCEPTION DATE
                                                               -----------------
      Class A Shares..........................................   August 26, 1983
      Class B Shares.......................................... December 31, 1998
      Class C Shares..........................................      July 6, 1993
      Class R Shares.......................................... December 31, 1998


  Yield and Total Return Calculations as of June 30, 1998 for the Fund (there is no historic data show Class B or R Shares) are set forth below:

                                                AVERAGE ANNUAL TOTAL RETURN
                                                ----------------------------
                                 CURRENT         AVERAGE
                               30 DAY YIELD     ONE YEAR    SINCE INCEPTION*
                               ------------     --------    ----------------
      Class A Shares..........     3.85%         14.35%           9.83%
      Class C Shares..........     3.47%         18.65%          10.01%

*Since inception returns are reflected since the change in investment objectives as of 7/1/91.

  Class A Shares of the Fund are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Fund will fluctuate. Factors affecting the performance of the Fund include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Fund may also compare their performance with that of: (1) the Consumer Price Index ; (2) other fixed-income mutual funds or equity mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Fund for any future period.

  There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

  The Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Fund. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term. FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributed to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares,
(v) litigation or other legal expenses relating to a specific class of shares,
(vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) additional incremental expenses subsequently identified and determined to be property allocated to one or more classes of shares.

INITIAL AND SUBSEQUENT PURCHASES OF SHARES

  You may buy Fund shares through Authorized Dealers or by calling or directing your financial adviser to call Nuveen toll-free at 800-257-8787. You may pay for your purchases by Federal Reserve draft or by check made payable to "Dividend and Growth Fund, Class [A], [B], [C], [R]"' delivered to the financial adviser through whom the investment is to be made for forwarding to Nuveen Investor Services. When making your initial investment, you must also furnish the information necessary to establish you Fund account by completing and enclosing with your payment the application form attached to the Prospectus (the "Application Form"). After your initial investment, you may make subsequent purchases at any time by forwarding to your financial adviser or Nuveen Investor Services a check, in the amount of your purchase, made payable to "Dividend and Growth Fund, Class [A], [B], [C], [R]," and indicating on the check your account number. All payments need to be in U.S. dollars and should be sent directly to Nuveen Investor Services at P.O. Box 5186, Bowling Green Station, New York, NY 10004-5186. A check drawn on a foreign bank or payable other than to the order of your Fund generally will not be acceptable. You may also wire Federal Funds directly to Nuveen Investor Services, but you may be charge a fee for this. For instructions on how to make Fund purchases by wire transfer, call Nuveen toll-free at 800-257-8787.

PURCHASE PRICE

  The price at which you purchase a class of Fund shares is based on the next calculation of the net asset value for that share class after the order is placed. The net asset value per share of each share class is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. See "Net Asset Value," for a description of how net asset value is calculated.

MINIMUM INVESTMENT REQUIREMENTS

  The minimum initial investment is $3,000 per Fund share class ($1,000 for a Traditional/Roth IRA Account; $500 for an Education IRA Account), and $500 for accounts opened through fee-based programs for which the program sponsor has established a single master account with the Fund's transfer agent and performs all sub-accounting services related to that account. Additional purchases may be in amounts of $50 or more. These minimums may be changed at any time by the Fund. There are exceptions to these minimums for shareholders who qualify under reinvestment programs.

SYSTEMATIC INVESTMENT PROGRAMS

  The Fund offers you several opportunities to capture the benefits of "dollar cost averaging" through systematic investment programs. In a regularly followed dollar cost averaging program, you would purchase more shares when Fund share prices are lower and fewer shares when Fund share prices are higher, so that the average price paid for Fund shares is less than the average price of the Fund shares over the same time period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way. The Fund offers two different types of systematic investment programs:

  Systematic Investment Plan. The initial minimum investment for a systematic investment plan is $50, once you have established a Fund account, you may make regular investments in an amount of $50 or more each month by authorizing Nuveen Investor Services to draw preauthorized checks on your bank account. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in additional to the applicable sales charge is made in connection with this Plan, and there is no cost to your Fund. To obtain an application form for the Systematic Investment Plan, check the applicable box on the Application Form or call Nuveen toll-free at 800-257-8787.

  Payroll Direct Deposit Plan. Once you have established a Fund account, you may, with your employer's consent, make regular investments in Fund shares of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made for this Plan, and there is no cost to your Fund. To obtain an application form for the Payroll Direct Deposit Plan, check the applicable box on the Application Form or call Nuveen toll-free at 800-257-8787.

CLASS A SHARES

  Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of
 .25%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A Shares. The example assumes a purchase on June 30, 1998 of Class A Shares from the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the current Prospectus at a price based upon the net asset value of the Class A Shares.

      Net Asset Value per share......................................... $13.06
      Per Share Sales Charge--5.75% of public offering price (6.13% of net asset value per share)....................................... $  .80
                                                                         ------
      Per Share Offering Price to the Public............................ $13.86

  The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

  The following Class A sales charges and commissions apply to the Fund:

CLASS A SALES CHARGES AND COMMISSIONS

                                                                         AUTHORIZED
                                                                             DEALER
                                            SALES CHARGE                 COMMISSION
                                     ---------------------------         ----------
                                      AS % OF                               AS % OF
                                       PUBLIC            AS % OF             PUBLIC
                                     OFFERING           YOUR NET           OFFERING
            PURCHASE AMOUNT             PRICE         INVESTMENT              PRICE
            -----------------------------------------------------------------------
                  Up to $50,000         5.75%              6.10%              5.00%
                $50,000-100,000         4.50               4.71               4.00
               $100,000-250,000         3.75               3.90               3.25
               $250,000-500,000         2.75               2.83               2.00
             $500,000-1,000,000         2.00               2.04               1.75
            $1,000,000 and over          -(*)                  -              1.00(*)

(*) Nuveen pays Authorized Dealers a commission equal to the sum of 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the Authorized Dealer waived the commission, you may be assessed a contingent deferred sales charge (CDSC) of 1.00% if you redeem any of your Class A Shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen defined portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of the Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen defined portfolio, or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to given instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A Shares of the Fund or portfolio for each participant is $50 provided that the group invests at least $3,000 in the Fund, and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant in the program is $50. No certificate will be issued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free at (800) 257-8787.

  Class A shares of the Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

  . investors purchasing $1,000,000 or more

  . officers, directors and former directors of the Corporation or any fund sponsored by Nuveen, any parent company of Nuveen or subsidiaries thereof;

  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1.00% of the first $2.5 million, plus 2.5% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived.

  For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your family adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of the Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

  In determining the amount of your purchase of Class A Shares of the Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a director or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  In addition, purchasers of Nuveen defined portfolios may reinvest their distributions from or the proceeds from termination of such defined portfolios into Class A Shares.

CLASS B SHARES

  You may purchase Class B Shares without any up-from sales charge at a price equal to their net asset value, but subject to a contingent deferred sales charge ("CDSC") if you redeem shares within six years of purchase. Class B Shares are also subject to an annual fee designed to compensate Authorized Dealers over time for the sale of Fund shares.

  Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Directors may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

CLASS C SHARES

  You may purchase Class C Shares without any up-front sales charge at a price equal to their net asset value, but subject to an annual distribution fee designed to compensate Authorized Dealers over time for the sale of Fund shares. Class C Shares are subject to a contingent deferred sales charge for redemption within 12 months of purchase.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the Fund at the shareholder's affirmative request six years after date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their Class C shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

CLASS R SHARE PURCHASE ELIGIBILITY

  Class R Shares are available for single purchases of $2.5 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, directors and former directors of the Corporation and their immediate family members or trustees/directors of any fund, sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . Any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the fund.

  In addition, purchasers of Nuveen defined portfolios may reinvest their distributions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares. Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time.

  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account service. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge, or that represent an increase in the value of the Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. You may not exchange Class B Shares for shares of a Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A or Class C shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market fund shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of the Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to the Fund's systematic withdrawal plan, up to 12% of the current market value. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

GENERAL MATTERS

  The Fund may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen mutual funds during specified time periods.

  To help advisers and investors better understand and most efficiently use the Fund to reach their investment goals, the Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.

  The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

  Exchanges of shares of the Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of the Fund.

  The Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets the Fund's portfolio securities or determination of the Fund's net assets value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Fund's transfer agent. No share certificates will be issued for fractional shares.

  For more information on the procedure for purchasing shares of the Fund and on the special purchase programs available thereunder, see "How to Buy Fund Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Corporation, dated December 31, 1998 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Corporation appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Corporation. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Corporation pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.


  The aggregate amounts of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen, were as follows (all figures are to the nearest thousand):

                                                                     AMOUNT OF
                                                                    COMPENSATION
                                                                         ON
                                            AMOUNT OF     AMOUNT    REDEMPTIONS
                                           UNDERWRITING RETAINED BY     AND
                                           COMMISSIONS    NUVEEN    REPURCHASES
                                           ------------ ----------- ------------
Year Ended 6/30/98........................   $ 24,800     $ 3,200     $   900
Year Ended 6/30/97........................   $ 18,900     $ 2,400     $10,900
Year Ended 6/30/96........................   $100,800     $12,600     $ 1,200

DISTRIBUTION AND SERVICE PLAN

  The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under the Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Directors.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under the Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .25 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .25 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended June 30, 1998, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers.

                                                           COMPENSATION PAID TO
                                                          AUTHORIZED DEALERS FOR
                                                           END OF FISCAL 1998*
                                                          ----------------------
      Class A............................................        $40,415
      Class C............................................        $38,928

--------
*Reflects payments under the Fund's previous Plan in which Class A Shares and Class C Shares were each subject to a .20% service fee and Class C Shares were subject to a .55% distribution fee.

  Under the Fund's Plan, the Fund will report quarterly to the Board of Directors for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the directors who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Directors and a vote of the non-interested directors who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the directors who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the

Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested directors by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested directors of the Corporation will be committed to the discretion of the non-interested directors then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603, has been selected as auditors for the Corporation. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the respective auditors as indicated in their report with respect thereto, and are included in reliance upon the authority of that firm in giving that report.

  The custodian of the assets of the Fund is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting and portfolio accounting services.

  The Fund's transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

FINANCIAL STATEMENTS

  The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report and are incorporated herein by reference. The Annual Report accompanies this Statement of Additional Information.

APPENDIX A

RATINGS OF INVESTMENTS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                                 LONG TERM DEBT

  An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    2. Nature of and provisions of the obligation;

    3. protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal, and differs from the highest-rated issues only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE RATING

  Debt rated 'BB,' 'B,' 'CCC,' 'CC' and 'C' is regarded as having predominantly speculative characteristics, with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. the 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' debt rating.

C The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filling of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): the ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: the letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter 'L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit, the letter "L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                COMMERCIAL PAPER

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. the ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

  MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                                 LONG TERM DEBT

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are mostly unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future can not be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

                                COMMERCIAL PAPER

  Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by many of the following characteristics:

  -- Leading market positions in well-established industries.

  -- High rates of return on funds employed.

  -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.

  Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

  DUFF & PHELPS, INC.--A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                                 LONG TERM DEBT

  These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

  Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection.

  The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

 RATING
 SCALE  DEFINITION
-------------------------------------------------------------------------------
 AAA    Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

 AA+    High credit quality. Protection factors are strong. Risk is modest, but
 AA     may vary slightly from time to time because of economic conditions.
 AA-

 A+     Protection factors are average but adequate. However, risk factors are
 A      more variable and greater in periods of economic stress.
 A-

 BBB+   Below average protection factors but still considered sufficient for
 BBB    prudent investment. Considerable variability in risk during economic
 BBB-   cycles.

 BB+    Below investment grade but deemed likely to meet obligations when due.
 BB     Present or prospective financial protection factors fluctuate according
 BB-    to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

 B+     Below investment grade and possessing risk that obligations will not be
 B      met when due. Financial protection factors will fluctuate widely
 B-     according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

 RATING
 SCALE  DEFINITION
-------------------------------------------------------------------------------
 CCC    Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
        Protection factors are narrow, and risk can be substantial with unfavorable economic/industry conditions and/or with unfavorable company developments.
 DD     Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.
 DP     Preferred stock with dividend arrearages.

                            SHORT-TERM DEBT RATINGS

  Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

  Emphasis is placed on liquidity which is defined as not only cash from operations but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

  The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

  These ratings are recognized by the SEC for broker-dealer requirements, specifically capital computation guidelines. These ratings meet Department of labor ERISA guidelines governing pension and profit-sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

 RATING
 SCALE  DEFINITION
-------------------------------------------------------------------------------
 D-1+   HIGH GRADE
        Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
 D-1    Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
 D-1-   High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
 D-2    GOOD GRADE
        Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

 RATING
 SCALE  DEFINITION
-------------------------------------------------------------------------------
 D-3    SATISFACTORY GRADE
        Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.
 D-4    NON-INVESTMENT GRADE
        Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.
 D-5    DEFAULT
        Issuer failed to meet scheduled principal and/or interest payments.

  FITCH INVESTORS SERVICE, INC.--A brief description of the applicable Fitch Investors Service, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                                 LONG TERM DEBT

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

 AAA Bonds considered to be investment grade and of the highest credit quality.
     The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
 AA  Bonds considered to be investment grade and of very high credit quality.
     The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

 A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
 BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories can not fully reflect the differences in the degrees of credit risk.

 BB    Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
 B     Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
 CCC   Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business economic environment.
 CC    Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
 C     Bonds are in imminent default in payment of interest or principal.
 DDD,  Bonds are in default on interest and/or principal payments. Such bonds
 DD    are extremely speculative and should be valued on the basis of their
 AND D ultimate recovery value in liquidation or reorganization of the obligor.
       'DDD' represents the highest potential for recovery of these bonds, and
       'D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificate of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

 F-1+ EXCEPTIONALLY STRONG CREDIT QUALITY Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
 F-1 VERY STRONG CREDIT QUALITY Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.
 F-2 GOOD CREDIT QUALITY Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.
 F-3 FAIR CREDIT QUALITY Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate;
      however, near-term adverse changes could cause these securities to be rated below investment grade.
 F-S WEAK CREDIT QUALITY Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
 D DEFAULT Issues assigned this rating are in actual or imminent payment default.
 LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                                                    EAI-UI 12-98

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.

      (a)(1)   Articles of Incorporation*
         (2)   Amendments approved on October 15, 1987*
         (3)   Articles Supplementary*
         (4)   Articles of Amendment dated June 5, 1992*
         (5)   Articles Supplementary classifying Flagship Short Term
                U.S. Government Fund Stock, Flagship Medium Term U.S.
                Government Fund Stock and Flagship Long Term U.S. Govern-
                ment Fund Stock*
         (6)   Articles of Amendment dated December 22, 1998
      (b)(1)   By-Laws*
         (2)   By-Laws as amended*
         (3)   Amended and Restated By-Laws*
      (c)(1)   Form of Certificate of Basic Value Fund Portfolio Stock*
         (2)   Form of Certificate of Plus Fund Portfolio Stock*
         (3)   Form of Certificate of Flagship Utility Income Fund Stock*
         (4)   Form of Certificate of Flagship Short Term U.S. Government
                Fund Stock*
         (5)   Form of Certificate of Flagship Medium Term U.S. Govern-
                ment Fund Stock*
         (6)   Form of Certificate of Flagship Long Term U.S. Government
                Fund Stock*
      (d)(1)   Investment Management Agreement between Flagship Utility
                Income Fund and Nuveen Advisory Corp., dated January 1,
                1997*
         (2)   Renewal of Investment Management Agreement dated May 5,
                1998*
         (3)   Form of Plus Fund Advisory Agreement*
         (4)   Instrument Relating to Typographical Error*
         (5)   Form of Investment Advisory Agreement--Flagship Short Term
                U.S. Government Fund*
         (6)   Form of Investment Advisory Agreement--Flagship Medium
                Term U.S. Government Fund*
         (7)   Form of Investment Advisory Agreement--Flagship Long Term
                U.S. Government Fund*
         (8)   Investment Management Agreement between Nuveen Dividend
                and Growth Fund and Nuveen Advisory Corp., dated December
                31, 1998
      (e)(1)   Distribution Agreement between Nuveen Taxable Funds Inc.
                and John Nuveen & Co. Incorporated, dated January 1,
                1997*
         (2)   Renewal of Distribution Agreement dated July 31, 1998*
         (3)   Selling Agreement*
         (4)   Form of Distribution Agreement--Flagship Short Term U.S.
                Government Fund*
         (5)   Form of Distribution Agreement--Flagship Medium Term U.S.
                Government Fund*
         (6)   Form of Distribution Agreement--Flagship Long Term U.S.
                Government Fund*
         (7)   Distribution Agreement between Nuveen Taxable Funds Inc.
                and John Nuveen & Co. Incorporated, dated December 31,
                1998
      (f)      Not applicable
      (g)      Custodian Agreement as amended*
      (h)(1)   Transfer Agent and Service Agreement between Nuveen Tax-
                able Funds Inc. and Chase Global Funds Services Company*
         (2)   Asset Purchase Agreement*

       (i)(1)  Opinion and Consent of Counsel, Morgan, Lewis & Bockius
                LLP*
         (2)   Opinion and Consent of Counsel as to Series Stock*
         (3)   Opinion and Consent of Skadden, Arps, Slate, Meagher &
                Flom as to Tax Matters*
         (4)   Opinion and Consent of Counsel as to validity of Flagship
                Short, Medium and Long Term U.S. Government Fund Stock*
      (j) Consent of Arthur Andersen LLP, Independent Public Accoun-tants
      (k)      Not applicable
      (l)      Letter of Understanding relating to initial capital*
     (m)(1)    Distribution Plan*
         (2)   Service Agreement*
         (3) Form of Distribution Plan--Flagship Short Term U.S. Gov-ernment Fund*
         (4) Form of Distribution Plan--Flagship Medium Term U.S. Gov-ernment Fund*
         (5) Form of Distribution Plan--Flagship Long Term U.S. Govern-ment Fund*
         (6) Plan of Distribution and Service Pursuant to Rule 12b-1 for the Class A Shares, Class B Shares and Class C Shares of the Fund
      (n)      Financial Data Schedule
      (o)      Rule 18f-3 Plan*
      (z)(1) Original Powers of Attorney for the Directors authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to execute the Registration Statement*
      (z)(2) Certified copy of Resolution of Board of Directors autho-rizing the signing of the names of directors and officers on the Registrant's Registration Statement pursuant to power of attorney*
      (z)(3)   Code of Ethics and Reporting Requirements*

--------
*Previously filed.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  Not applicable.

ITEM 25: INDEMNIFICATION

  Please see Article IX (S) 1 of the Registrant's By-Laws (Exhibit b) and
Section 2-418 of the Maryland General Corporation Law.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant and the investment advisor and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.




ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  Nuveen Advisory Corp. ("NAC") manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

  A description of any other business, profession, vocation or employment of a substantial nature in which the directors or officers, of NAC who serve as officers or directors of the Registrant has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee appears under "Management" in the Statement of Additional Information.


  Such information for the remaining senior officers of NAC appears below:

 NAME AND POSITION WITH  OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT DURING PAST
          NAC                                      TWO YEARS
 ----------------------  --------------------------------------------------------------
John P. Amboian,
 Executive Vice          Executive Vice President and Secretary of The Nuveen Company;
 President.............. Executive Vice President of John Nuveen & Co. Incorporated,
                         Nuveen Advisory Corp. and Nuveen Asset Management, Inc. and
                         Executive Vice President and Director of Rittenhouse Financial
                         Services, Inc.
Jerome S. Contro,
 Vice President......... Vice President of Nuveen Asset Management, Inc.
Clifton L. Fenton,
 Vice President......... Vice President of John Nuveen & Co. Incorporated
Thomas C. Spalding,
 Vice President......... Vice President of Nuveen Advisory Corp

ITEM 27. PRINCIPAL UNDERWRITERS.

  (a) John Nuveen & Co. Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen California Tax-Free Fund, Inc., Nuveen Tax-Free Money Market Fund, Inc., Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III and Nuveen Taxable Funds Inc. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts.

Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio and Nuveen Select Tax-Free Income Portfolio 3.

(b)

NAME AND
PRINCIPAL
BUSINESS         POSITIONS AND OFFICES       POSITIONS AND OFFICES
ADDRESS          WITH UNDERWRITER            WITH REGISTRANT
-------------------------------------------------------------------------------
Timothy R.       Chairman of the Board,      Chairman of the Board and Director
Schwertfeger     Chief Executive Officer
333 West Wacker
Drive
Chicago, IL
60606
Anthony T. Dean  President                   President and Director
333 West Wacker
Drive
Chicago, IL
60606
Bruce P. Bed-    Executive Vice President    None
ford
333 West Wacker
Drive
Chicago, IL
60606
John P. Amboian  Executive Vice President    None
333 West Wacker  and Chief Financial Officer
Drive
Chicago, IL
60606
William Adams    Vice President              None
IV
333 West Wacker
Drive
Chicago, IL
60606
Alan G.          Vice President              Vice President and
Berkshire        and Secretary               Assistant Secretary
333 West Wacker
Drive
Chicago, IL
60606
Clifton L. Fen-  Vice President              None
ton
333 West Wacker
Drive
Chicago, IL
60606
Kathleen M.      Vice President              Vice President
Flanagan
333 West Wacker
Drive
Chicago, IL
60606
Stephen D. Foy   Vice President              Vice President and
333 West Wacker                              Controller
Drive
Chicago, IL
60606
Michael G.       Vice President              None
Gaffney
333 West Wacker
Drive
Chicago, IL
60606
Anna R.          Vice President              Vice President
Kucinskis
333 West Wacker
Drive
Chicago, IL
60606
Robert B. Kup-   Vice President              None
penheimer
19900 MacArthur
Blvd.
Irvine, CA
92612
Larry W. Martin  Vice President and          Vice President and
333 West Wacker  Assistant Secretary         Assistant Secretary
Drive
Chicago, IL
60606
Thomas C. Muntz  Vice President              None
333 West Wacker
Drive
Chicago, IL
60606

                                                                  POSITIONS AND
NAME AND PRINCIPAL           POSITIONS AND OFFICES                OFFICES
BUSINESS ADDRESS             WITH UNDERWRITER                     WITH REGISTRANT
------------------------------------------------------------------------------------
Judson T. Bergman            Vice President                       None
333 West Wacker Drive
Chicago, IL 60606
James Connors                Vice President                       None
333 West Wacker Drive
Chicago, IL 60606
Stuart W. Rogers             Vice President                       Vice President
333 West Wacker Drive
Chicago, IL 60606
Bradford W. Shaw, Jr.        Vice President                       Vice President
333 West Wacker Drive
Chicago, IL 60606
H. William Stabenow          Vice President                       Vice President and
333 West Wacker Drive        and Treasurer                        Treasurer
Chicago, IL 60606
Paul C. Williams             Vice President                       None
333 West Wacker Drive
Chicago, IL 60606
Margaret E. Wilson           Vice President                       None
333 West Wacker Drive        and Corporate Controller
Chicago, IL 60606
Gifford R. Zimmerman         Vice President                       Vice President and
333 West Wacker Drive        and Assistant Secretary              Secretary
Chicago, IL 60606

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

  Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Articles of Incorporation, By-Laws, minutes of directors and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

  The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Institutional Advisory Corp., or Chase Global Funds Services Company.

  Chase Global Funds Services Company, 73 Tremont Street, Boston,
Massachusetts 02108 maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Fund.

ITEM 29. MANAGEMENT SERVICES.

  Not applicable.

ITEM 30. UNDERTAKINGS.

  Not applicable.

                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940 HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHICAGO, AND STATE OF ILLINOIS, ON THE 23RD DAY OF DECEMBER, 1998.

                                     NUVEEN TAXABLE FUNDS INC.

                                            /s/ Gifford R. Zimmerman
                                     ------------------------------------------
                                            Gifford R. Zimmerman, Vice
                                            President

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

            SIGNATURE                     TITLE                         DATE
            ---------                     -----                         ----
      /s/ Stephen D. Foy
 -------------------------------
         Stephen D. Foy          Vice President and                December 23, 1998
                                  Controller (Principal
                                  Financial and
                                  Accounting Officer)
     Timothy R. Schwertfeger     Chairman of the Board     )
                                  and Director (Principal  )
                                  Executive Officer)       )
         Anthony T. Dean         President and Director    )    /s/ Gifford R. Zimmerman
        Robert P. Bremner        Director                  } By__________________________
        Lawrence H. Brown        Director                  )       Gifford R. Zimmerman
      Anne E. Impellizzeri       Director                  )         Attorney-in-Fact
         Peter R. Sawers         Director                  )        December 23, 1998
      William J. Schneider       Director                  )
       Judith M. Stockdale       Director                  )

AN ORIGINAL POWER OF ATTORNEY AUTHORIZING, AMONG OTHERS, GIFFORD R. ZIMMERMAN AND LARRY W. MARTIN TO EXECUTE THIS REGISTRATION STATEMENT, AND AMENDMENTS THERETO, FOR EACH OF THE DIRECTORS OF REGISTRANT ON WHOSE BEHALF THIS REGISTRATION STATEMENT IS FILED, HAS BEEN EXECUTED AND WAS PREVIOUSLY FILED AS AN EXHIBIT.

                       SCHEDULE OF EXHIBITS TO FORM N-1A

  EXHIBIT                                                                 PAGE
  NUMBER                             EXHIBIT                             NUMBER
  -------                            -------                             ------
  (a)(6)   Articles of Amendment dated December 22, 1998
  (d)(8)   Investment Management Agreement between Nuveen Dividend and
            Growth Fund and Nuveen Advisory Corp., dated December 31,
            1998
  (e)(7)   Distribution Agreement between Nuveen Taxable Funds Inc.
            and John Nuveen & Co. Incorporated, dated December 31,
            1998
  (j)      Consent of Arthur Andersen LLP, Independent Public Accoun-
            tants
  (m)(6)   Plan of Distribution and Service Pursuant to Rule 12b-1 for
            the Class A Shares, Class B Shares and Class C Shares of
            the Fund
  (n)      Financial Data Schedule